Exhibit (a)(1)(ii)
Letter of Transmittal
To Tender Shares of Common Stock,
of
ERIE FAMILY LIFE INSURANCE COMPANY
Pursuant to the Offer to Purchase dated April 27, 2006
of
ERIE ACQUISITION INC.
which is wholly owned by
ERIE INDEMNITY COMPANY and ERIE INSURANCE EXCHANGE

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MAY 24, 2006 (“EXPIRATION DATE”), UNLESS THE OFFER IS EXTENDED.

Depositary:

By Mail:	By Hand or Overnight Courier:

American Stock Transfer & Trust Company	American Stock Transfer & Trust Company
Operations Center	Attn: Reorganization Department
Attn: Reorganization Department	59 Maiden Lane
6201 15th Avenue	Concourse Level
Brooklyn, NY 11219	New York, NY 10038

By Facsimile Transmission:	To Confirm Facsimile Transmissions:
(For Eligible Institutions Only)	(718) 921-8317
(718) 234-5001	(For Confirmation Only)
For assistance call (877) 248-6417 or (718) 921-8317
     Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.
     The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES OF COMMON STOCK TENDERED
Name(s) and Address(es) of Registered Holder(s)	Share Certificate(s) and Share(s) Tendered
(Please Fill in, if blank)	(Please attach additional signed list, if necessary)
Total Number of
Shares of Common
	Common Stock	Stock Represented	Number of Shares of
	Share Certificate	by Share	Common Stock
	Number(s)(1)	Certificate(s)(1)	Tendered (2)

Total Shares Tendered
(1) Need not be completed by shareholders who deliver shares by book-entry transfer (“Book Entry Shareholders”).
(2) Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
ú Check here if Share Certificates have been lost or mutilated. See Instruction 11.

     The names and addresses of the registered holders of the tendered Shares (as defined herein) should be printed, if not already printed above, exactly as they appear on the Share Certificates (as defined herein) tendered hereby.
     This Letter of Transmittal is to be completed by shareholders of Erie Family Life Insurance Company either if certificates evidencing Shares are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in The Tender Offer—Section 3 (“Procedures for Tendering Shares”) of the Offer to Purchase). Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.
     Shareholders whose certificates evidencing Shares (“Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in The Tender Offer—Section 1 (“Terms of the Offer”) of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in The Tender Offer—Section 3 (“Procedures for Tendering Shares”) of the Offer to Purchase. See Instruction 2.

ELECTION
(see Instructions 2, 12 and 13)

Please list the total number of Shares held by you:

Number of Shares tendered for cash:

☐	Check here if tendered Shares are being delivered by book-entry transfer to the Depositary’s account at the Book-Entry Transfer Facility and complete the following (only participants in the Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

IMPORTANT
SHAREHOLDER: SIGN HERE
(Please Complete Substitute Form W-9 Included Herein)

(Signature(s) of Owner(s))

Name(s)

Capacity (full title)
(See Instructions)

Address

(Include Zip Code)
     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificates(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
GUARANTEE OF SIGNATURE(S)
(If required—See Instructions 1 and 5)

Authorized Signature(s)

Name

Name of Firm

Address
(Include Zip Code)

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
     To be completed ONLY if certificates representing Shares not tendered or accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.
Issue: ☐ Check and/or ☐ Certificates(s) to

Name:
(Please Print)

Address:

(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)
(Also complete Substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
     To be completed ONLY if certificates representing Shares not tendered or accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned at an address other than that shown under “Description of Shares of Common Stock Tendered.”
Mail: ☐ Check and/or ☐ Certificates(s) to

Name:
(Please Print)

Address:

(Including Zip Code)

(Tax Identification Number or Social Security Number)
(See Substitute Form W-9 below)

PAYER’S NAME: American Stock Transfer & Trust Company

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW				Social Security Number OR Employer Identification Number
Department of the Treasury Internal Revenue Service

Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

Part 3 — Certification Under Penalties of Perjury, I certify that:

	(1)	The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),			Part 4 —
Awaiting TIN ☐
Payer’s Request for Taxpayer Identification Number (TIN) and Certification	(2)	I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

	(3)	I am a U.S. person (including a U.S. resident alien).

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

	SIGNATURE		DATE
NAME
ADDRESS
	CITY	STATE		ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: American Stock Transfer & Trust Company
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY
Ladies and Gentlemen:
     The undersigned hereby tenders to Erie Acquisition Inc., a Pennsylvania corporation (the “Purchaser”), the above-described shares of Common Stock, par value $0.40 per share (the “Shares”), of Erie Family Life Insurance Company, a Pennsylvania corporation (“EFL”), for $32.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 27, 2006 and in this related Letter of Transmittal. The tender offer being made by the Purchaser, the terms and conditions of which are described in this Offer to Purchase and the related Letter of Transmittal, together with any amendments or supplements hereto or thereto, is referred to in this Letter of Transmittal as the “Offer”.
     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after April 27, 2006 (collectively, “Distributions”)) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of EFL, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.
     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the Purchaser’s designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of EFL’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Purchaser’s acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of EFL’s shareholders.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by the Purchaser in its sole discretion.
     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after Wednesday May 24, 2006, subject to the withdrawal rights set forth in The Tender Offer—Section 4 (“Rights of Withdrawal”) in the Offer to Purchase.
     The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in The Tender Offer—Section 3 (“Procedures for Tendering Shares”) in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.
     Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of the Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of the Shares of Common Stock Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

INSTRUCTIONS
FORMING PART OF THE TERMS AND
CONDITIONS OF THE OFFER
     1. Guarantee Of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, and such registered holder(s) has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.
     2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders of EFL either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in The Tender Offer—Section 3 (“Procedures for Tendering Shares”) of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the Shares) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in The Tender Offer—Section 3 (“Procedures for Tendering Shares”) in the Offer to Purchase and a confirmation of a book-entry transfer of such Shares (a “Book-Entry Confirmation”) must be received by the Depositary prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in The Tender Offer—Section 3 (“Procedures for Tendering Shares”) in the Offer to Purchase.
     Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in The Tender Offer—Section 3 (“Procedures for Tendering Shares”) in the Offer to Purchase.
     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the New York Stock Exchange, Inc. is open for business.
     The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.
     The method of delivery of the Shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering shareholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, it is recommended that the shareholder use properly insured registered mail with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.
     3. Inadequate Space. If the space provided herein under “Description of Shares of Common Stock Tendered” is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.
     4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
     If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.
     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.
     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Depositary of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered hereby.
     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

     8. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalty of perjury, that such number is correct and that such shareholder is not subject to backup withholding of U.S. federal income tax and that such shareholder is a U.S. person. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the U.S. Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to backup withholding of U.S. federal income tax at a 28% rate on the payment of the purchase price of all Shares purchased from such shareholder. The tendering shareholder must check the box in Part 4 if a TIN has not been issued and the shareholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Depositary is not provided with a TIN before payment is made, the Depositary will withhold 28% on all payments to such tendering shareholders of any cash consideration due for their Shares.
     9. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent for the Offer at its address and phone number set forth on the last page of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number on the last page of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank or trust companies or other nominee for assistance concerning the Offer.
     10. Waiver of Conditions. Subject to the Offer to Purchase, the Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered, other than the Minimum Condition (as defined in the Offer to Purchase).
     11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary in its capacity as transfer agent for the Shares (toll-free telephone number: 877-248-6417). The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.
     12. Revocation or Change of Election. This tender is irrevocable, provided that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after Wednesday, May 24, 2006, subject to the withdrawal rights set forth in The Tender Offer—Section 4 (“Rights of Withdrawal”) in the Offer to Purchase.
     13. Election Procedure. To properly complete the “Election” box you must indicate the number of Shares owned by you and whether, with respect to such Shares, you are electing to tender some or all of your Shares to receive cash and your name and address must be set forth in the column under the heading “Name(s) and Address(es) of Registered Holder(s)” and either (i) the number of each Share Certificate that you are surrendering with this document must be written in the column under the heading “Share Certificate Number(s)” or (ii) if you are using the guarantee of delivery procedures, the number of Shares represented by your stock certificates to be delivered pursuant to such procedures must be written in the column under the heading “Total Number of Shares Represented by Certificate(s).”
     Important: To tender Shares pursuant to the Offer, this Letter of Transmittal (or a manually signed facsimile hereof) together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date or the tendering Shareholders must comply with the procedures for guaranteed delivery.
IMPORTANT TAX INFORMATION
     Under U.S. federal income tax law, a shareholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such shareholder’s correct TIN on Substitute Form W-9 provided herewith. If such shareholder is an individual, the TIN generally is such shareholder’s social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the U.S. Internal Revenue Service and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 28%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.
     Certain shareholders (including, among others, corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8BEN), signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Each shareholder should consult his or her tax advisor as to such shareholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.
     If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.
Purpose of Substitute Form W-9
     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, each shareholder is required to notify the Depositary of such shareholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b)(i) such shareholder has not been notified by the U.S. Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the U.S. Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.
What Number to Give the Depositary
     Each tendering shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. The tendering shareholder must check the box in Part 4 if a TIN has not been issued and the shareholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Depositary is not provided with a TIN before payment is made, the Depositary will withhold 28% on all payments to such tendering shareholders of any cash consideration due for their Shares.
     The Letter of Transmittal, Share Certificates for Shares and any other required documents should be sent or delivered by each shareholder of EFL or such shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth on the first page.
     Questions and requests for assistance may be directed to the Information Agent for the Offer at its telephone number and location listed below. Requests for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below, and will be furnished promptly at the Purchaser’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:

17 State Street, 10th Floor New York, New York 10004
Banks and Brokers Call: (212) 440-9800
All Others Call Toll Free: (800) 868-1362